Exhibit 10.29

                                 DATA RACE, INC.
                            6509 Windcrest, Suite 120
                               Plano, Texas 75024
                                 (972) 265-4000

                                October 18, 2001

ALPHA CAPITAL AG                          STONESTREET L.P.
Lettstrasse 32                            260 Town Centre Blvd.
Furstentum 9490                           Suite 201
Vaduz, Liechtenstein                      Markham, ON L3R 8H8 Canada
Attn: Konrad Ackermann                    Attn: Michael Finkelstein

FELDMAN & ASSOCIATES,                     MELLON INVESTOR SERVICES
Attorneys at Law, P.C.                    600 N. Pearl Street, Suite 1010
36 West 44th Street                       Dallas, Texas 75201
New York, New York 10036                  Attn: Mona Vorhees
Attn: Robert F. Charron


        Re:  Second Amendment to the Convertible Debentures and
             Warrants Purchase Agreement

Ladies and Gentlemen:

     Reference is made to that certain Convertible Debentures and Warrants Purchase Agreement (the "Purchase Agreement"), as amended, dated June 20, 2001, between Data Race, Inc. (the "Company"), Alpha Capital AG and Stonestreet L.P. (collectively, the "Investors"), and the exhibits entered into pursuant thereto. Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

     In consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. Purchase Agreement. Section 1.1(a)(ii)(3) of the Purchase Agreement (as set forth in the first amendment to the Purchase Agreement) shall be amended to provide that such purchase shall occur within 3 Trading Days of the date hereof, not within 5 calendar days of the Effective Date and the principal amount of Convertible Debentures purchased by the Investors shall be increased to $277,499 ($184,166 from Stonestreet and $93,333 from Alpha of which $4,166 and $3,333 constitute fees owed to Stonestreet and Alpha, respectively, by the Company, which the Investors have agreed to accept in the form of Convertible Debentures and $10,000 represents an original issuance discount to Stonestreet for the purchase of the Convertible Debenture). All references to such Closing and the aggregate principal amount of the Convertible Debentures in the Purchase Agreement or any other agreements in connection therewith are hereby adjusted accordingly.

RACE Letter Agreement
October 18, 2001
Page 2


          2. Escrow Agreement. Section 1.3(d) of the Escrow Agreement shall be amended such that, upon the Closing referred to in Section 1 above, the Escrow Agent shall wire, out of the Company's portion of the proceeds, $40,000 to Lazar Levine & Felix, $21,717.29 to Transamerica and $10,000 to Feldman & Associates, Counselors at Law, P.C. for future legal services to the Company.

          3. Acknowledgement. Notwithstanding any failure by the Investors to fund a Closing, the Company hereby acknowledges and agrees that it will comply with the Purchase Agreement and this Agreement with respect to the registration of the shares of Common Stock underlying the then issued Convertible Debentures and already converted Conversion Shares and the delivery of Conversion Shares upon the conversion of the then issued Convertible Debentures.

          4. Security Agreement. For value received, and to induce the Investors to extend the additional credit and other financial accommodations to the Company hereunder, the parties hereby agree to enter into the Security Agreement, attached hereto as Exhibit A.

          5. Instructions to Transfer Agent. The Company hereby instructs the transfer agent for its Common Stock (the "Transfer Agent") that the additional principal amount of Convertible Debentures and the underlying Conversion Shares are subject to the Instructions to Transfer Agent, dated June 12, 2001, issued to the Transfer Agent by the Company (the "Instructions") and, subject to the terms and conditions contained therein, hereby instructs the Transfer Agent to deliver to the Investor such additional Conversion Shares issuable hereunder not bearing a legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investor or its counsel. The Company and the Transfer Agent acknowledge and agree that the Investors are each an express third party beneficiary of these instructions and shall be entitled to rely upon, and enforce, the provisions hereof. These instructions shall be issued, with the Instructions, to any substitute or replacement transfer agent for the Common Stock upon the Company's appointment of any such substitute or replacement transfer agent. These instructions shall be irrevocable by the Company from and after the date hereof and from and after the issuance hereof to any such substitute or replacement transfer agent, as the case may be.

          6. Authorization. The Purchaser has the requisite power and authority to enter into and perform this letter agreement, to sell the Convertible Debentures, and to issue the Conversion Shares upon conversion of the Convertible Debentures. The execution, delivery and performance of this letter agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

RACE Letter Agreement
October 18, 2001
Page 3


          7. Representations and Warranties. Except as set forth on the schedules attached hereto or the SEC Documents, the representations and warranties of the Company set forth in the Purchase Agreement are true and correct in all material respects as though made on and as of the date hereof and all SEC Documents are as represented in the Purchase Agreement.

          8. Covenants. Except as set forth on the schedules hereto, the Company has performed in all material respects all covenants and agreements to be performed by the Company under the Purchase Agreement on or prior to the date hereof and has complied and will comply in all material respects with all of the Company's obligations and conditions contained in the Purchase Agreement.

     Except as specifically amended by the terms of this amendment, the Purchase Agreement and its exhibits shall remain unmodified and in full force and effect, and shall not be in any way changed, modified or superseded by the terms set forth herein.

     This amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.

                            [SIGNATURE PAGE FOLLOWS]

RACE Letter Agreement
October 18, 2001
Page 4


     If the foregoing correctly sets forth our understanding and agreement, please so indicate by signing where indicated below.

                                  DATA RACE, INC.



                                  By:  /s/ James G. Scogin
                                       James G. Scogin, President and CFO

ACCEPTED AND AGREED TO:

                                  ALPHA CAPITAL AG


                                  By:  /s/ Konrad Ackermann
                                       Konrad Ackermann, Authorized Signatory


                                  STONESTREET L.P.


                                  By:  /s/ Michael Finckelstein
                                       Michael Finkelstein, Authorized Signatory


                                  FELDMAN & ASSOCIATES,
                                  COUNSELORS AT LAW, P.C.


                                  By:  /s/ David N. Feldman
                                       David N. Feldman, President